FOUNDERS FUNDS, INC.
                                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                                   (AS SUPPLEMENTED THROUGH JULY 10, 1997)

The second paragraph of the section of the Funds' prospectus entitled "General Information - Founders' Services to the Funds" is hereby amended on page 43 to read as follows:

          Founders serves as investment adviser to each of the Funds. All of Founders' voting stock is owned by Mr. Bjorn K. Borgen, its Chairman, Chief Executive Officer, and Chief Investment Officer. On December 11, 1997, Founders and Mr. Borgen entered into an agreement with Mellon Bank, N.A. ("Mellon") pursuant to which Founders will be merged into a subsidiary of Mellon ("New Founders"). Fund management does not anticipate changes in either Founders' investment philosophy or the Funds' portfolio managers as a result of the merger.

          When  this  merger  takes  effect,  the  Funds'  investment   advisory
          agreements with Founders will automatically terminate. However, completion of the merger is conditioned, among other things, on a new investment advisory agreement between the Funds and New Founders becoming effective. The new agreement will be substantially identical to the existing agreements, including the fee provisions, and will be submitted to the Funds' shareholders for approval at a special meeting to be held in early 1998.

          The affairs of the Funds,  including the services provided by Founders
          and,  following  the  merger,   New  Founders,   are  subject  to  the
          supervision and general oversight of the Funds' board of directors.

The date of this Supplement is December 17, 1997.